Exhibit 10.2

CDW Corporation

200 N. Milwaukee Avenue

Vernon Hills, Illinois 60061

May 18, 2015

Madison Dearborn Capital Partners V-A, L.P.

Madison Dearborn Capital Partners V-C, L.P.

Madison Dearborn Capital Partners V Executive-A, L.P.

c/o Madison Dearborn Partners, LLC

Three First National Plaza

70 West Madison Street

Suite 4600

Chicago, Illinois 60602

Providence Equity Partners VI L.P.

Providence Equity Partners VI-A L.P.

PEP Co-Investors (CDW) L.P.

c/o Providence Equity Partners L.L.C.

50 Kennedy Plaza

18th Floor

Providence, Rhode Island 02903

Ladies and Gentlemen:

Reference is hereby made to that certain Share Repurchase Agreement, dated as of May 17, 2015 (the “Repurchase Agreement”), by and among CDW Corporation, a Delaware corporation (the “Company”), and each of the entities identified on Schedule 1 thereto (the “Sellers”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Repurchase Agreement.

The Company and the Sellers hereby mutually agree that the Company shall repurchase an aggregate of 2,000,000 Common Shares from the Sellers in accordance with the terms of the Share Repurchase Agreement, which shall be allocated among the Sellers as set forth on Exhibit A attached hereto.

* * * * * *

If you agree that this letter sets forth your understanding and agreement with respect to the matters set forth herein, please execute a copy of this letter in the space provided below

Sincerely, CDW CORPORATION

/s/ Christine A. Leahy
Name: Christine A. Leahy Title: Senior Vice President, General Counsel and Corporate Secretary

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director
MADISON DEARBORN CAPITAL PARTNERS V-C, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director
MADISON DEARBORN CAPITAL PARTNERS V EXECUTIVE-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director

MDCP CO-INVESTORS (CDW), L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Name:	Robin P. Selati
Its:	Managing Director

PROVIDENCE EQUITY PARTNERS VI, L.P.

By:	Providence Equity GP VI L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn M. Creamer
Name:	Glenn M. Creamer
Its:	Senior Managing Director
PROVIDENCE EQUITY PARTNERS VI-A, L.P.

By:	Providence Equity GP VI L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn M. Creamer
Name:	Glenn M. Creamer
Its:	Senior Managing Director
PEP CO-INVESTORS (CDW), L.P.

By:	Providence Equity GP VI L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn M. Creamer
Name:	Glenn M. Creamer
Its:	Senior Managing Director

Exhibit A

SELLER:	NUMBER OF SHARES

Madison Dearborn Capital Partners V-A, L.P.	692,904

Madison Dearborn Capital Partners V-C, L.P.	183,815

Madison Dearborn Capital Partners V Executive-A, L.P.	6,962

MDCP Co-Investor (CDW), L.P.	177,805

Providence Equity Partners VI L.P.	594,636

Providence Equity Partners VI-A L.P.	204,562

PEP Co-Investors (CDW) L.P.	139,316